================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2003

                             STRAYER EDUCATION, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


           Maryland                     000-21039               52-1975978
    ------------------------           -----------             ------------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
 incorporation or organization)          Number)            Identification No.)


1100 Wilson Boulevard Suite 2500 Arlington, VA                      22209
----------------------------------------------                   ----------
   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)




================================================================================

================================================================================


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibit  99.01            Press Release Dated August 1, 2003


Item 12.  Results of Operation and Financial Condition.

On August 1, 2003 Strayer Education, Inc. announced second quarter 2003 enrollment, revenues and earnings. The August 1, 2003 Press Release is attached hereto as an exhibit and incorporated herein by reference. The information contained in the August 1, 2003 Press Release is deemed furnished under this
Item 12.





================================================================================

--------------------------------------------------------------------------------

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Strayer Education, Inc.
Date: August 1, 2003      By:  /s/ Mark C. Brown
                               --------------------------
                               Mark C. Brown
                               Senior Vice President and Chief Financial Officer




================================================================================

================================================================================


                                  EXHIBIT INDEX



     EXHIBIT                        DESCRIPTION
  -------------                   ---------------
99.01                      Press Release dated August 1, 2003








================================================================================